Exhibit 99.1

Connexa and JuCoin Sign $500 million Agreement to

Launch a New Cryptocurrency Exchange focused on RWA

The Parties Have Also Signed a Strategic Memorandum of Understanding to:

●	Launch a New Stablecoin in Asia;
●	Drive Growth in the Stablecoin Sector; and
●	Develop Next-Generation Financing Solutions

Smyrna, Delaware and Singapore, August 25, 2025 — In a landmark collaboration set to drive the future of digital finance, Connexa Sports Technologies Inc. (Nasdaq:YYAI) (“YYAI”) and JuCoin Capital Pte Ltd (“JuCoin”), a leading crypto exchange in Asia, have signed a $500 million agreement to jointly establish aiRWA, a next-generation cryptocurrency exchange focused on RWA to bridge the physical and digital worlds. The parties have also signed a Memorandum of Understanding to launch USDR, a new stablecoin in Asia, and to co-develop innovative stablecoin infrastructure and digital asset services.

JuCoin is a leader in the digital finance space. Based in Singapore, JuCoin is a globally recognized cryptocurrency brand offering an all-in-one digital asset platform, as well as blockchain infrastructure and Web3 applications. YYAI, with its listing on Nasdaq, is experienced in traditional finance, capital markets, and public company operations.

Recognizing the transformative power of blockchain technology and digital currencies, the two partners aim to leverage their respective strengths in digital asset innovation and traditional finance. This strategic partnership marks a significant step toward bridging the gap between conventional financial systems and the emerging decentralized economy. RWA is an ideal vehicle for this.

RWA crypto refers to the tokenization of real-world assets on a blockchain, turning physical and financial assets into digital tokens. RWA effectively blends traditional investments, such as real estate, government bonds and fine art, with the efficiency, transparency and accessibility of blockchain technology.

“This partnership reflects our shared vision for a more interconnected, efficient and secure global financial ecosystem,” said Hongyu Zhou, Chairman of YYAI. “We believe that by aligning our expertise, we can lead the next wave of innovation in digital asset markets, where real-world assets and the digital markets intersect.”

Establishing a Cutting-edge Crypto Exchange

The parties have begun their cooperation by signing a comprehensive joint venture agreement committing to contribute $250 million each, in the form of cash, stablecoin, Ethereum or Bitcoin, to launch aiRWA, a new cryptocurrency exchange designed to offer users a platform focused on RWA crypto, the next frontier in crypto trading. The parties intend for aiRWA to also offer:

●	Deep liquidity and high-efficiency market matching;
●	Advanced cross-chain technology for seamless interoperability;
●	Institutional-grade custody, risk controls and security frameworks;
●	Support for multi-asset trading, including NFTs, DeFi tokens, derivatives and high-frequency strategies; and
●	A tailored platform for both retail and institutional clients.

aiRWA, with its focus on RWA, will benefit from JuCoin’s and YYAI’s respective expertise in digital finance and traditional finance, as well as their technology research capabilities, well developed security and compliance systems, and data analytics capabilities.

Driving Growth in the Stablecoin Sector

With the global stablecoin market now exceeding USD 240 billion, YYAI and JuCoin have agreed to further collaborate by launching a new Asia-focused stablecoin, to be called USDR, and by focusing on:

●	Cross-border payments and settlements utilizing stablecoins such as USDT, USDC, DAI, and others, including USDR;
●	Smart contract and decentralized finance (DeFi) application development to expand the stablecoin ecosystem;
●	Regulatory compliance across jurisdictions to ensure security and sustainability; and
●	Expanding usage on mainstream blockchains, including Ethereum, Binance Smart Chain, and TRON.

“Stablecoins are rapidly becoming the backbone of crypto-financial infrastructure,” said Mr. Qi Wang, Director of JuCoin. “Our joint efforts will ensure technological advancement and full regulatory alignment.”

Bridging Traditional and Digital Finance

In recognition of the growing convergence between traditional finance and digital assets, the parties’ strategic memorandum of understanding outlines collaborative efforts in:

●	Developing cryptocurrency index funds and blockchain-themed ETFs;

●	Fund management and asset allocation utilizing the blockchain to enhance transparency and compliance;
●	Asset tokenization and digital securities issuance;
●	Enabling fiat-crypto payment channels and integrated financial services; and
●	Offering AI-powered investment solutions and blockchain-enhanced transparency.

Pioneering AI-Driven Financial Technology

The cooperation also includes joint R&D in Artificial Intelligence (AI) applications to:

●	Optimize market trend analysis, risk control and fraud detection;
●	Build intelligent trading algorithms and high-frequency strategies;
●	Deliver personalized user experiences through behavioral insights; and
●	Advance smart contract auditing and AI-assisted compliance monitoring.

Shared Vision for a Digital Financial Future

The documents signed by YYAI and JuCoin solidify a long-term, strategic partnership based on mutual trust, innovation and shared growth. Both parties are committed to:

●	Open communication and continuous evaluation;
●	Legal and regulatory compliance across all operations;
●	Prioritizing security, transparency and market-driven development; and
●	Exploring future cooperation in areas such as blockchain infrastructure, regulatory technology and digital asset management.

YYAI and JuCoin are determined to drive the future of digital finance by bridging the physical and digital worlds, starting with an RWA-focused cryptocurrency exchange that expands the number of users of cryptocurrency exchanges and enhances the options and experience of existing users.

About JuCoin

JuCoin Capital Pte Ltd is part of the globally recognized JuCoin cryptocurrency brand offering an all-in-one digital asset platform, as well as blockchain infrastructure and Web3 applications. Originally founded in 2013, JuCoin expanded to become Asia’s dominant exchange by 2015 and, following a strategic acquisition and new leadership in 2024, has transformed into a comprehensive ecosystem designed to remove the traditional barriers to cryptocurrency adoption by, among other things, combining centralized security with decentralized opportunities, creating seamless pathways across an expanded suite of decentralized apps running on the blockchain.

About YYAI

Connexa Sports Technologies Inc. (Nasdaq:YYAI), via its majority-owned subsidiary, Yuanyu Enterprise Management Co., Limited, owns advanced patents and other proprietary technology which it licenses to partners worldwide, enabling them to create localized matchmaking experiences tailored to specific markets and cultures.

YYAI Contact Information

info@yuanyuenterprise.com

www.yuanyuenterprise.com

Forward-Looking Statements

This press release contains forward-looking statements. Statements that are not historical facts, including statements about beliefs or expectations, are forward-looking statements. These statements are based on plans, estimates, expectations and projections at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described in this press release include, among others:

●	the risks associated with the Company’s relatively low public float, which may result in the Company’s common stock experiencing significant price volatility;

●	the effects that the acquisition of YYEM and the separation of the Slinger Bag business may have on the Company and its current or future business and on the price of the common stock;

●	uncertainties regarding the Company’s focus, strategic plans and other management actions;

●	the risks associated with potential litigation related to the acquisition of YYEM and the separation of the Slinger Bag business or related to any possible subsequent financing transactions or acquisitions or investments;

●	uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and

●	other factors, including those set forth in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended April 30, 2025.

Forward-looking statements included in this report speak only as of the date each statement is made. Neither the Company nor any person undertakes any obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.